Events After the Balance Sheet Date	12 Months Ended
Jun. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Events After the Balance Sheet Date

Note 36. Events After the Balance Sheet Date

On August 24 , 2023, Opthea announced a A$80 million capital raise consisting via a A$10 million private placement (“Placement”) and a A$70 million Accelerated Non‑Renounceable Entitlement Offer (“ANREO”). On August 28, 2023, Opthea announced an increase in the private placement by a further A$10 million to increase the overall raise to A$90 million. The proceeds from the Placement and Entitlement will be used to continue advancing the clinical development of OPT‑302 for the treatment of wet Age‑related Macular Degeneration (wet AMD) including to progress the Company’s Phase 3 clinical trials and for general corporate purposes. The Equity Financing of A$90 million (US$58 million) consists of two closings, of which the first closing of A$73 million (US$47 million) consisting of a placement offering and an acceleration portion of an Accelerated Non‑Renounceable Entitlement Offer (“ANREO”) occurred on September 1, 2023. The second closing of A$17 million (US$11 million), representing the remaining institutional and retail portion of the ANREO, has been underwritten, occurred on September 20, 2023. The shares were issued and cash received on September 20, 2023. Subsequent to June 30, 2023, the Group was notified that a new co‑investor of Carlyle and Abingworth intends to participate in a funding under the DFA of US$50 million to increase total DFA funding from US$120 million to US$170 million, which is subject to the co‑investor’s final due diligence and receipt of regulatory and tax approvals, appropriate documentation and compliance with closing conditions. Upon completion of the final due diligence, receipt of regulatory and tax approvals, execution of the appropriate documentation and satisfaction of the closing conditions, the Group expects to receive the additional US$50 million. While the Group anticipates that the due diligence will be completed to the satisfaction of the co‑investor, the necessary approvals will be obtained, the appropriate documentation will be executed and that all closing conditions will be satisfied, there is no assurance that the Group will ultimately receive the additional US$50 million. If the additional US$50 million is not received by June 30, 2024, the Group will need to raise additional funds or reduce expenditures to continue as a going concern.

On August 28, 2023 Mr. Lawrence Gozlan, a director of the Company, and the Company have entered into a Consultancy Agreement of up to US$300,000 in respect of the provision of services associated with managing, overseeing and coordinating the conduct and implementation of the Capital Raising. The consultancy agreement is effective for the financial year June 30, 2024. In the opinion of the Directors, these duties are outside the scope of the ordinary duties of a Director.

Besides the above-mentioned subsequent events, no matters or circumstances have arisen since the end of the reporting period, which significantly affected, or may significantly affect, the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.